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Supplement to the Prospectus and Statement of Additional Information, dated March 1, 2025

Harbor Commodity All-Weather Strategy ETF
November 18, 2025
We are sad to report that Matthew Schwab passed away on November 11, 2025. Mr. Schwab had served as a portfolio manager to Harbor Commodity All-Weather Strategy ETF (the “Fund”) since its inception in 2022.
Effective immediately, all references to Mr. Schwab in the Fund’s Prospectus and Statement of Additional Information are hereby removed. The Fund continues to be managed by the four remaining portfolio managers using a team approach.
We are grateful for Mr. Schwab’s dedicated service to the Fund and its shareholders.
Investors Should Retain This Supplement For Future Reference
S1125.HGER.ETF